Exhibit 10.11

Bank of America, N.A.

WA1-501-17-32

800 Fifth Avenue, Floor 17

Seattle, WA  98104

March 6, 2009

Prospect Medical Group, Inc.

1920 East 17th Street, Suite 200

Santa Ana, CA 92705

Re:                           Fifth Amendment to Letter Agreement Regarding Divestiture Plan and Consent (this “Agreement”)

Ladies and Gentlemen:

Reference is hereby made to that certain side letter agreement dated as of May 15, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Divestiture Letter Agreement”) among Prospect Medical Holdings, Inc. (“Holdings”), Prospect Medical Group, Inc. (“Prospect” and, collectively with Holdings, the “Borrowers” and each, individually, a “Borrower”), Bank of America, N.A., as Administrative Agent (in such capacity, the “First Lien Administrative Agent”), and the lenders party thereto (collectively, the “First Lien Lenders”).  Reference is also hereby made to that certain First Lien Credit Agreement dated as of August 8, 2007 (as amended, restated, supplemented or otherwise modified, the “First Lien Credit Agreement”), pursuant to which the First Lien Lenders have agreed to make the Loans and other extensions of credit, all upon the terms and conditions set forth in the First Lien Credit Agreement.  Terms not otherwise defined in this Agreement shall have the meaning assigned thereto in the Divestiture Letter Agreement and the First Lien Credit Agreement, as applicable.

1.                                       Fifth Amendment to the Divestiture Letter Agreement:

Under the terms of the Divestiture Letter Agreement, the Borrowers agreed to complete the sale of the ProMed Entities (as defined in the Divestiture Plan) no later than March 6, 2009 (the “Sale Deadline”).  The Borrowers have requested that the First Lien Administrative Agent and the First Lien Lenders amend the Divestiture Letter Agreement to extend the Sale Deadline to March 12, 2009 (the “Extension Deadline”).  During this additional extension period, in addition to working on the sale of the ProMed Entities, it is expected that the parties will negotiate a term sheet setting forth the salient terms for an amendment to the First Lien Credit Agreement.  The First Lien Administrative Agent and the First Lien Lenders are willing to grant the Borrowers’ request subject to the terms and conditions of this Agreement.

In furtherance thereof, the First Lien Administrative Agent, the First Lien Lenders and the Borrowers agree that paragraph (c) of the Divestiture Letter Agreement is hereby amended and restated in its entirety to read as follows:

“(c)                            The Borrowers shall complete the sale of (i) the Antelope Valley Entities (as defined in the Divesture Plan) no later than October 1, 2008 and in accordance with the terms set forth in the Amendment and (ii) the ProMed Entities (as defined in the Divesture Plan) no later than March 12, 2009 on terms and conditions reasonably satisfactory to the First Lien Administrative Agent and the Required Lenders.”

2.                                       Consent by the First Lien Lenders

Prospect Hospital Advisory Services, Inc., a Prospect subsidiary, presently owns a minority interest in Brotman Medical Center, Inc. (“Brotman”).  In connection with Brotman’s exit from current bankruptcy proceedings and as part of a plan of reorganization for Brotman, the Borrowers placed certain amounts with the U.S. Bankruptcy Court for the Central District of California, Los Angeles Division, in an attempt to purchase additional equity in Brotman.  Should the Borrowers prevail, the Borrowers’ resulting ownership interest could approach 70% or more.

Under the terms of the Credit Agreement, acquiring a majority interest in Brotman would immediately qualify Brotman as a “Subsidiary” of the Borrowers and would require joinder of Brotman to the Collateral Agreement and the Subsidiary Guaranty Agreement within a short period of time following such acquisition.

Accordingly, the Borrowers have requested that, in the event that any Borrower (or any Subsidiary or Subsidiaries thereof) acquires a majority interest in Brotman prior to the Extension Deadline, the First Lien Administrative Agent and the First Lien Lenders exclude Brotman as a “Subsidiary” under the First Lien Credit Agreement until the expiration of the Extension Deadline.

Subject to the terms and conditions of this Agreement, the First Lien Administrative Agent and the First Lien Lenders hereby consent and agree that, should any Borrower (or any Subsidiary or Subsidiaries thereof), acquire a majority ownership interest in Brotman prior to the expiration of the Extension Deadline, Brotman shall not be deemed or considered a “Subsidiary” under the terms of the First Lien Credit Agreement for any purpose until the expiration of the Extension Deadline.

This Agreement shall become effective as of March 6, 2009, upon (a) execution and delivery of this Agreement by the Borrowers, the Guarantors, the First Lien Administrative Agent and the Required Lenders under the First Lien Credit Agreement, (b) execution and delivery by the Borrowers, the Guarantors, the Second Lien Administrative Agent and the “Required” Lenders under the Second Lien Credit Agreement of an agreement substantially similar to this Agreement, and (c) payment of all professional fees and expenses of the First Lien Administrative Agent and the First Lien Lenders in connection with this Agreement and the transactions contemplated hereby and thereby (including all fees and expenses of Winston & Strawn LLP, in its capacity as counsel to the First Lien Administrative Agent), pursuant to wire transfer instructions to be provided by the First Lien Administrative Agent.

Except for the amendment and consent contained herein, all of the terms and provisions of the Divestiture Letter Agreement, the First Lien Credit Agreement and the other Loan Documents shall remain in full force and effect.  The Borrowers, by their acceptance hereof, hereby acknowledge and agree that the failure to complete the sale of the ProMed Entities prior to the date specified in the Divestiture Letter Agreement, as amended hereby, shall result in an Event of Default in accordance with Section 8.01(b) of the First Lien Credit Agreement.  In addition, the Borrowers acknowledge and agree that, should the Borrowers (or any Subsidiary or Subsidiaries thereof) obtain majority ownership of Brotman and unless otherwise addressed prior to such date in accordance with the terms of the First Lien Credit Agreement, upon the expiration of the Extension Deadline, the Borrowers shall be required to comply with, and Brotman shall be subject to, the terms of the First Lien Credit Agreement and the other Loan Documents in all respects.

Each of the Guarantors, by their acknowledgment hereto, agree and consent to this Agreement, to all prior Loan Documents, and to the documents and agreements referred to herein and therein, and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the Borrowers, the First Lien Administrative Agent.  The Guarantors agree to be bound by all terms of the Loan Documents applicable to “Loan Parties”.  Nothing contained herein shall in any way expand, limit or diminish any of the obligations of the Guarantors under their respective guaranty, each such guaranty being hereby ratified and affirmed.  The signatures of each of the Guarantors shall be fully effective even if any other Guarantor fails to sign this Agreement.

[Signature Pages Follow]

This Agreement shall constitute a Loan Document and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery of executed counterparts of this Agreement by telecopy or pdf shall be effective as an original.

Very truly yours,

BANK OF AMERICA, N.A., in its capacity as First Lien Administrative Agent

By:	/s/ Tiffany Shin
Name:	Tiffany Shin
Title:	Assistant Vice President

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Fifth Amendment to First Lien Divestiture Letter Agreement and Consent

BANK OF AMERICA, N.A., as a First Lien Lender, L/C Issuer and Swing Line Lender

By:	/s/ Thomas E. Brown
Name:	Thomas E. Brown
Title:	Senior Vice President

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Fifth Amendment to First Lien Divestiture Letter Agreement and Consent

BAMM FUNDING I LLC., as a First Lien Lender

By:	Banc of America Middle Market Funding LLC, as Member

By:	Bank of America, National Association, as Managing Member

By:	/s/ Chris York
Name:	Chris York
Title:	Vice President

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Fifth Amendment to First Lien Divestiture Letter Agreement and Consent

FIELD POINT I, LTD., as a First Lien Lender

By:	/s/ Richard Petrilli
Name:	Richard Petrilli
Title:	Authorized Signatory

[Signature Pages Continue]

Fifth Amendment to First Lien Divestiture Letter Agreement and Consent

FIELD POINT II, LTD., as a First Lien Lender

By:	/s/ Richard Petrilli
Name:	Richard Petrilli
Title:	Authorized Signatory

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Fifth Amendment to First Lien Divestiture Letter Agreement and Consent

FIELD POINT III, LTD., as a First Lien Lender

By:	/s/ Richard Petrilli
Name:	Richard Petrilli
Title:	Authorized Signatory

[Signature Pages Continue]

Fifth Amendment to First Lien Divestiture Letter Agreement and Consent

FIELD POINT IV, LTD., as a First Lien Lender

By:	/s/ Richard Petrilli
Name:	Richard Petrilli
Title:	Authorized Signatory

[Signature Pages Continue]

Fifth Amendment to First Lien Divestiture Letter Agreement and Consent

GI PARTNERS CREDIT OPPORTUNITIES SUB FUND A, LLC, as a First Lien Lender

By:	/s/ Hoon Cho
Name:	Hoon Cho
Title:	Managing Director

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Fifth Amendment to First Lien Divestiture Letter Agreement and Consent

GRAND CENTRAL ASSET TRUST, SIL SERIES, as a First Lien Lender

By:	/s/ Brian Schott
Name:	Brian Schott
Title:	Attorney-in-fact

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Fifth Amendment to First Lien Divestiture Letter Agreement and Consent

OPPENHEIMER SENIOR FLOATING RATE FUND, as a First Lien Lender

By:	/s/ Susanna Evans
Name:	Susanna Evans
Title:	Manager

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Fifth Amendment to First Lien Divestiture Letter Agreement and Consent

PPM GRAYHAWK CLO, LTD., as a First Lien Lender

By:	/s/ David C. Wagner
PPM America, Inc., as Collateral Manager

Name:	David C. Wagner
Title:	Managing Director

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Fifth Amendment to First Lien Divestiture Letter Agreement and Consent

PPM MONARCH BAY FUNDING LLC, as a First Lien Lender

By:	/s/ Tara E. Kenny
Name:	Tara E. Kenny
Title:	Assistant Vice President

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Fifth Amendment to First Lien Divestiture Letter Agreement and Consent

SERVES 2006-1, LTD., as a First Lien Lender

By:	/s/ David C. Wagner
PPM America, Inc., as Collateral Manager

Name:	David C. Wagner
Title:	Managing Director

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Fifth Amendment to First Lien Divestiture Letter Agreement and Consent

Accepted and Agreed:

PROSPECT MEDICAL HOLDINGS, INC.

By:	/s/ Samuel S. Lee
Name:	Samuel S. Lee
Title:	Chief Executive Officer

PROSPECT MEDICAL GROUP, INC.

By:	/s/ Samuel S. Lee
Name:	Samuel S. Lee
Title:	Senior Vice President

[Guarantor Signature Pages Follow]

Fifth Amendment to First Lien Divestiture Letter Agreement and Consent

ALTA HOSPITALS SYSTEM, LLC, formerly known as PROSPECT HOSPITALS SYSTEM, LLC		NUESTRA FAMILIA MEDICAL GROUP, INC.

By:	/s/ Samuel S. Lee	By:	/s/ Samuel S. Lee
Name:	Samuel S. Lee	Name:	Samuel S. Lee
Title:	Chief Executive Officer	Title:	Vice President

PROMED HEALTH CARE ADMINISTRATORS PROMED HEALTH SERVICES COMPANY		PROSPECT ADVANTAGE NETWORK, INC. PINNACLE HEALTH RESOURCES PROSPECT HOSPITAL ADVISORY SERVICES, INC.

		By:	/s/ Samuel S. Lee
By:	/s/ Samuel S. Lee	Name:	Samuel S. Lee
Name:	Samuel S. Lee	Title:	President and Chief Executive Officer
Title:	Vice President

POMONA VALLEY MEDICAL GROUP, INC. UPLAND MEDICAL GROUP, A PROFESSIONAL MEDICAL CORPORATION		ARTHUR E. LIPPER, solely in his capacity as Pledgor

By:	/s/ Samuel S. Lee
Name:	Samuel S. Lee		/s/ Arthur E. Lipper
Title:	Vice President

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Fifth Amendment to First Lien Divestiture Letter Agreement and Consent

ALTA LOS ANGELES HOSPITALS, INC. ALTA HOLLYWOOD HOSPITALS, INC.		PROSPECT MEDICAL SYSTEMS, INC.

		By:	/s/ Samuel S. Lee
By:	/s/ Ellen J. Shin	Name:	Samuel S. Lee
Name:	Ellen J. Shin	Title:	Chairman of the Board
Title:	Secretary

SANTA ANA/TUSTIN PHYSICIANS GROUP, INC.
PROSPECT HEALTH SOURCE MEDICAL GROUP, INC.
PROSPECT PROFESSIONAL CARE MEDICAL GROUP, INC.
PROSPECT NWOC MEDICAL GROUP, INC.
APAC MEDICAL GROUPS, INC.
STARCARE MEDICAL GROUP, INC.
GENESIS HEALTHCARE OF SOUTHERN CALIFORNIA, INC., A MEDICAL GROUP
PROSPECT PHYSICIANS ASSOCIATES, INC.

By:	/s/ Samuel S. Lee
Name:	Samuel S. Lee
Title:	Senior Vice President

Fifth Amendment to First Lien Divestiture Letter Agreement and Consent